UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On April 18, 2012, Polaris Industries Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2012 financial results for the reporting period ended March 31, 2012.  On April 18, 2012, the Company also hosted its quarterly earnings conference call, which was accessible to the public.  A recording of the conference call will be available through the end of the business day on April 25, 2012 by dialing 855-859-2056 in the U.S. and Canada, or 404-537-3406 for international calls and entering passcode 65237997, and on the Company’s website, www.polarisindustries.com/irhome.

A copy of the Company’s press release is furnished as Exhibit 99.1 attached hereto and a copy of the presentation materials discussed during the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01       Regulation FD Disclosure.

The disclosures set forth in Item 2.02 above are hereby incorporated by reference into this Item 7.01.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 18, 2012 of Polaris Industries Inc.
99.2	Presentation materials dated April 18, 2012 of Polaris Industries Inc.

The information contained in this Current Report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 18, 2012

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance and
Chief Financial Officer of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 18, 2012 of Polaris Industries Inc.
99.2	Presentation materials dated April 18, 2012 of Polaris Industries Inc.